UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01402

Continental Assurance Company Separate Account (B)

(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(zip code)

Lynne Gugenheim

333 South Wabash Avenue, 23S

Chicago, IL 60604

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 822-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1:	REPORTS TO STOCKHOLDERS

Participants’ Inquiries To:

Continental Assurance Company

Separate Account (B)

Attn: Individual Pension Accounts-42nd Floor

333 S. Wabash Ave.

Chicago, Illinois 60604

800-351-3001

For All the Commitments You Make®

L 554-921 (12/07)	(02/08)

Continental Assurance Company

Separate Account (B)

Report to Participants

December 31, 2007

Web Site: www.cna.com/sab/

Internet e-mail:sab@cna.com

Dear Participant:

We are pleased to report that for the year ending December 2007 Separate Account (B) provided its shareholders with an attractive total return of 19.72%. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.

The economic weakness that emerged in the U.S. economy late in 2007 is expected to continue during the first half of 2008. Current economic forecasts anticipate that Gross Domestic Product is expected to grow by an annualized 1.5% during the first half of 2008, increasing to 2.5% in the second half of the year. Core inflation (which excludes energy and food prices) is expected to remain around 2.1% during 2008, unchanged from the levels seen for most of 2007. Unemployment during 2008 is also expected to remain consistent with 2007’s year-end level of 5%. Consensus forecasts as of December 2007 indicated that the market expects the Federal Reserve Board to lower the Fed Funds Target Rate from its year-end 2007 level of 4.25% to 3.25% by the end of 2008.

Economic developments with potentially negative ramifications for the economy include a reduction in consumer spending caused by fears of a recession, corporate liquidity issues, and declining home values. In addition, the potential for inflationary pressure resulting from increasing oil prices remains present. Lastly, tighter lending standards triggered by the sub-prime issues of 2007 will likely have a negative impact on housing and automobile sales during the first half of 2008. As consumer spending typically represents about two-thirds of the economy, job and wage growth will have to remain strong for economic growth to pick up in the first half of 2008.

With the expectation of slowing economic growth and stable levels of inflation and unemployment, many equity managers will hold attractively priced stocks that have growth potential as well as a likelihood for increases in the dividend rate. Your Portfolio Manager currently has positions that meet these criteria, and will continue to consider additional positions as circumstances warrant. In addition, the Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.

Thank you for your continued support and participation.

Cordially,

Dennis R. Hemme

Chairman of the Committee

The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believe,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Separate Account (B) (the Fund) as well as the market environment and key investment strategies used during 2007. Ms. McGirr became the Portfolio Manager for the Fund in 2002 after having been the Fund’s Chairman for five years. In addition, she was previously the Fund’s trader for eleven years and has more than twenty years of investment experience.

Separate Account (B)’s accumulated unit value increased by 19.72% during 2007. During the same time period, and including reinvested dividends, the S&P 500 Index® (the S&P 500) was up 5.49% and the S&P 500/Citigroup Growth Index® increased 9.25%. The S&P 500 is a broad index which contains both value and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is Separate Account (B)’s benchmark for performance. Your Separate Account (B) portfolio is structured for growth, with a core holding of high quality, large-cap companies. Separate Account (B)’s December 2007 year-to-date performance exceeded its benchmark by 10.47%. This excess return was primarily driven by individual stock selection and sector overweighting which resulted in strong relative performance in the Industrials and Information Technology sectors. Additional excess returns from stock selection and sector weighting were generated in the Energy, Financials, and Utilities sectors over the course of the year.

Sector Distribution

Separate Account (B) and

S&P 500/Citigroup Growth Index®

December 31, 2007

Sector	Separate Account (B)	S&P 500/ Citigroup Growth Index®
Materials	4.04%	2.72%
Consumer Staples	13.21%	10.78%
Health Care	9.21%	14.19%
Consumer Discretionary	4.57%	8.11%
Industrials	15.81%	9.23%
Information Technology	27.72%	25.98%
Energy	13.91%	21.07%
Financials	8.74%	7.23%
Utilities	2.79%	0.69%

From an overall market perspective, equity market performance was lackluster during 2007 with the major U.S. domestic equity indices growing by around 7% during the first half of the year only to lose ground in the second six months and finish the year up about 6%. Economic results during the second half of 2007 were negatively impacted by emerging issues in the sub-prime market which led to widespread credit and liquidity issues in the general marketplace.

GDP grew by an annualized 3.8% in the second quarter of 2007 and 4.9% in the third quarter only to drop to .60% for the last three months of the year due to continued weakness in residential construction and a slowdown in consumer spending. Core inflation, which excludes food and energy prices, averaged 2.3% for

2007, down from an average of 2.5% during 2006. Oil prices rose significantly in 2007 moving from $61.50 per barrel at the beginning of the year to $96.15 by year-end. The unemployment rate averaged 4.6% for both 2007 and 2006. However, unemployment increased from June 2007’s rate of 4.6% to 5.0% by year-end (the highest level since November of 2005). The downturn in the housing market that started in late 2006 worsened significantly in the fourth quarter of 2007. Existing home sales fell by more than 30% from their September 2005 highs, new home sales fell by over 50% from their 2005 peak, and the median price on existing home sales was down almost 9% from its July 2006 high point.

In an attempt to stimulate the economy, the Federal Reserve Board (the Fed) lowered the Fed Funds Target Rate from 5.25% to 4.25% in three separate moves between September and December of 2007. A statement released by the Fed in December cited “intensification of the housing correction” and “strains in the financial markets” as reasons for the rate cuts. U.S. Treasury yields remained relatively unchanged during the first six months of 2007 only to fall during the second half of the year in reaction to the Fed’s rate cuts and a flight to quality initiated by the sub-prime crisis and resulting market volatility. Two-year Treasurys declined 185 basis points, dropping from 4.87% at the end of June to 3.02% by the end of December. Ten-year Treasurys declined 93 basis points during the same time period moving from 5.07% to 4.14%.

During the first half of 2007 low unemployment and strong job creation supported consumer spending and dampened the impact of the housing market downturn on the economy. However, in the second half of the year market conditions deteriorated under the strain of the sub-prime crisis and the worsening housing market situation. As a result, economic growth in the fourth quarter, while still positive, fell substantially raising concerns that the economy might be moving into a recession.

The Fund’s key investment strategy during 2007, given the Portfolio Manager’s expectations at that time of slowing but sustainable economic growth, low unemployment, and low levels of inflation was to hold stocks that had shown growth in both market capitalization and dividend rate.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Committee Members

for Separate Account (B)

Dennis R. Hemme, Chairman	Richard T. Fox	Peter J. Wrenn
Senior Vice President and Treasurer	Financial Consultant	Chairman and Treasurer
Continental Assurance Company		Hudson Technology, Inc.

Marilou R. McGirr, Portfolio Manager	Petrine J. Nielsen Retired
Vice President and Assistant Treasurer
Continental Assurance Company
Secretary	Auditors	Custodian
Lynne Gugenheim	Deloitte & Touche LLP	JPMorgan Trust Company, N.A.
Senior Vice President and	Chicago, Illinois	Chicago, Illinois
Deputy General Counsel
Continental Assurance Company

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of

Accumulation Unit

Values

	Valuation Date	Unit Market Value
2007	December 31,	$32.10
2006	December 31,	26.81
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37
1999	December 31,	28.78
1998	December 31,	21.55

Illustration of an Assumed Investment in One Accumulation Unit

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)

Schedule of Investments

December 31, 2007 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
COMMON STOCKS:

CONSUMER DISCRETIONARY–4.6%
Hotels Restaurants & Leisure–3.1%
Marriott International, Inc. - Cl A	31,000	$1,006,531	$1,059,580
Starbucks Corporation(*)	15,000	549,900	307,050

		1,556,431	1,366,630

Textiles, Apparel & Luxury Goods–1.5%
Coach, Inc.(*)	21,000	607,356	642,180

CONSUMER STAPLES–13.2%
Beverages–3.8%
Pepsico, Inc.	22,000	854,597	1,669,800

Food & Staples Retailing–2.2%
CVS Caremark Corporation	25,000	728,703	993,750

Household Products–4.6%
The Clorox Company	15,000	956,406	977,550
The Procter & Gamble Company	14,000	783,720	1,027,880

		1,740,126	2,005,430

Tobacco–2.6%
Altria Group, Inc.	15,000	745,934	1,133,700

ENERGY–13.9%
Energy Equipment & Services–10.5%
Halliburton Company	30,000	1,098,262	1,137,300
Schlumberger Limited (**)	20,000	598,000	1,967,400
Weatherford International Ltd. (*) (**)	22,000	974,530	1,509,200

		2,670,792	4,613,900

Oil, Gas & Consumable Fuels–3.4%
Exxon Mobil Corporation	16,000	960,366	1,499,040

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — (continued)

December 31, 2007 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
FINANCIALS–8.7%
Capital Markets–5.0%
The Bank of New York Mellon Corporation	18,868	$718,894	$920,004
Lehman Brothers Holdings Inc.	20,000	875,780	1,308,800

		1,594,674	2,228,804

Consumer Finance–1.8%
American Express Company	15,000	635,114	780,300

Diversified Financial Services–1.9%
JPMorgan Chase & Co.	19,000	787,890	829,350

HEALTHCARE–9.2%
Biotechnology–2.1%
Gilead Sciences, Inc.(*)	20,000	807,069	920,200

Health Care Equipment & Supplies–1.9%
St. Jude Medical, Inc.(*)	20,000	883,733	812,800

Health Care Providers & Services–3.4%
Unitedhealth Group Incorporated	26,000	1,271,364	1,513,200

Pharmaceuticals–1.8%
Johnson & Johnson	12,000	798,720	800,400

INDUSTRIALS–15.8%
Aerospace & Defense–7.4%
The Boeing Company	10,800	549,191	944,568
United Technologies Corporation	16,000	1,021,251	1,224,640
L-3 Communications Holdings, Inc.	10,000	739,667	1,059,400

		2,310,109	3,228,608

Construction & Engineering–2.3%
Fluor Corporation	7,000	577,707	1,020,040

Industrial Conglomerates–2.5%
General Electric Company	30,000	511,912	1,112,100

Road & Rail–3.6%
CSX Corporation	36,000	1,131,680	1,583,280

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — (continued)

December 31, 2007 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
INFORMATION TECHNOLOGY–27.7%
Communications Equipment–4.4%
Cisco Systems, Inc.(*)	40,000	$1,098,506	$1,082,800
Corning Incorporated	35,000	755,027	839,650

		1,853,533	1,922,450

Computers & Peripherals–5.2%
EMC Corporation(*)	43,000	918,669	796,790
Hewlett-Packard Company	30,000	974,229	1,514,400

		1,892,898	2,311,190

Internet Software & Services–7.9%
Google Inc.(*)	5,000	1,096,901	3,457,400

IT Services–4.9%
Mastercard Incorporated	10,000	448,550	2,152,000

Semiconductors & Semiconductor Equipment–3.0%
Intel Corporation	50,000	1,396,719	1,333,000

Software–2.3%
Adobe Systems Incorporated	23,500	982,436	1,004,155

MATERIALS–4.0%
Chemicals–4.0%
Praxair, Inc.	20,000	891,772	1,774,200

UTILITIES–2.8%
Electric Utilities–2.8%
Exelon Corporation	15,000	539,181	1,224,600

Total Common Stocks–99.9%		$30,276,267	$43,932,507

MONEY MARKET FUNDS
JPMorgan U.S. Government Agency Shares		37,987	37,987

Total short-term–.1%		$37,987	$37,987

TOTAL INVESTMENTS		$30,314,254	$43,970,494

(*)	Denotes non–income producing holdings.
(**)	Denotes non-US domicile companies.

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Ten Largest Common Stock Holdings

December 31, 2007	Market Value	% of Net Assets
Google Inc.	$3,457,400	7.86%
Mastercard Incorporated	2,152,000	4.89
Schlumberger Limited	1,967,400	4.47
Praxair, Inc.	1,774,200	4.04
Pepsico, Inc.	1,669,800	3.80
CSX Corporation	1,583,280	3.60
Hewlett-Packard Company	1,514,400	3.44
Unitedhealth Group Incorporated	1,513,200	3.44
Weatherford International Ltd.	1,509,200	3.43
Exxon Mobil Corporation	1,499,040	3.41

Ten Largest Common Stock Holdings	$18,639,920	42.38%

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Assets and Liabilities

December 31,	2007
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at market	$43,932,507
Money market fund	37,987

Total investments (cost: $30,314,254)	43,970,494
Dividends and interest receivable	38,938
Prepaid expenses	4,587

Total assets	44,014,019

Liabilities:
Fees payable to Continental Assurance Company	6,033
Accrued expenses	28,067

Total liabilities	34,100
Participants’ equity — Net assets
Accumulated net investment income	53,748,819
Accumulated net realized gain on investment transactions	176,055,686
Accumulated net unrealized gain	13,656,240
Capital paid in	(199,480,826)

Total participants’ equity — net assets (1,370,245 units outstanding at $32.10 per unit; unlimited units authorized)	$43,979,919

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Operations

Year Ended December 31,	2007
Investment income:
Dividends	$484,381
Interest and other	2,563

Total investment income	486,944

Expenses:
Investment advisory fees	211,610
Service fees	56,022
Legal and audit	28,875
Prospectus and shareholder reports	24,554
Committee member fees	17,500
Fidelity bond	3,968
Miscellaneous	1,901

Total expenses	344,430

Net investment income	142,514

Investments:
Net realized gain:
Stocks and bonds	2,148,116
Call options written	227,300

Net realized gain	2,375,416

Net change in unrealized gain (loss):
Stocks and bonds	5,079,348
Call options written	(9,395)

Change in net unrealized gain	5,069,953

Net gain on investments	7,445,369

Net increase in participants’ equity resulting from operations	$7,587,883

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statements Of Changes In Participants’ Equity

Periods Ended	December 31, 2007	December 31, 2006
From operations:
Net investment income	$142,514	$158,688
Net realized gain on investments	2,375,416	4,498,766
Change in net unrealized gain on investments	5,069,953	1,233,088

Net increase in participants’ equity resulting from operations	7,587,883	5,890,542
From unit transactions:
Sales (10 units in 2007, and 53 units in 2006)	286	1,252
Withdrawals(1) (130,111 units in 2007, and 330,390 units in 2006)	(3,831,785)	(7,916,264)

Net decrease in participants’ equity resulting from unit transactions	(3,831,499)	(7,915,012)

Total increase (decrease) in participants’ equity	3,756,384	(2,024,470)
Participants’ equity, beginning of the year	40,223,535	42,248,005

Participants’ equity	$43,979,919	$40,223,535

(1)	Includes sales and administrative fees of $3,077 and $3,670 for 2007 and 2006, respectively (see note 3).

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Financial Highlights

	Year Ended December 31,
(Per accumulation unit outstanding during the period)	2007	2006	2005	2004	2003

Value at the beginning of the period	$26.81	$23.08	$21.15	$19.55	$16.00

Net investment income(1)	0.34	0.30	0.27	0.32	0.25
Expenses	0.24	0.20	0.18	0.16	0.14

Net investment income	0.10	0.10	0.09	0.16	0.11

Net gain on investments	5.19	3.63	1.84	1.44	3.44

Net increase in participants’ equity resulting from operations	5.29	3.73	1.93	1.60	3.55

Value at end of period	$32.10	$26.81	$23.08	$21.15	$19.55

Net assets ($000’s)	$43,980	$40,224	$42,248	$52,838	$110,782
Total return	19.7%	16.2%	9.1%	8.2%	22.2%
Ratio of net investment income to average participants’ equity	0.34%	0.40%	0.41%	0.79%	0.61%
Ratio of expenses to average participants’ equity	0.82%	0.83%	0.83%	0.83%	0.83%
Portfolio turnover rate	11%	43%	48%	52%	57%
Number of accumulation units outstanding at end of period	1,370,245	1,500,346	1,830,683	2,497,896	5,666,562

(1)	Net investment income per share is based on average units outstanding

The accompanying Notes are an integral part of these Financial Statements

Notes to Financial Statements

Note 1. Significant Accounting Policies

Organization

Continental Assurance Company Separate Account (B) (“Separate Account (B)”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 89% of the outstanding common stock of CNAF.

The operations of CAC include the sale of certain variable annuity contracts, the proceeds of which are invested in Separate Account (B). CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.

The assets and liabilities of Separate Account (B) are segregated from those of CAC.

Investments

Investments in securities traded on national securities exchanges are valued at the last reported sales price. Securities not traded on a national exchange are valued at the bid price of over-the-counter market quotations. Short-term notes are valued at cost plus accrued discount or interest (amortized cost) which approximates market.

Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and Federal income tax purposes.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

Options Writing

When Separate Account (B) writes an option, an amount equal to the premium received by Separate Account (B) is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by Separate Account (B) on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether Separate Account (B) has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by Separate Account (B). Separate Account (B) as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options outstanding as of December 31, 2007.

Expenses

Effective as of June 1, 2007, most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.

Federal Income Taxes

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation

Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by the participant. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Pronouncements

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The new standard will focus on the inputs used to measure fair value and the effect, if any, on the changes in net assets for the period. SFAS 157 is effective for Separate Account (B) for the year ending December 31, 2008. The adoption of SFAS 157 is not expected to have a material impact on the results of operations or financial condition of Separate Account (B).

In June 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109. FIN 48 prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return.

Although the Internal Revenue Code requires separate accounting for separate account products, Separate Account (B) is not a distinct tax-paying entity. Treasury regulations indicate that the taxable income of a separate account is to be combined with the general account to determine the taxable income of the sponsoring insurance company. Thus, the items of income and deduction of Separate Account (B) are combined with those of CAC, the sponsoring insurance company for Separate Account (B), into a single life insurance company taxable income amount. The adoption of FIN 48 as of January 1, 2007 by CAC had no impact on the results of operations or financial condition of Separate Account (B).

Note 2. Investments

Net Realized Gain on Investments Year Ended December 31,	2007
Aggregate proceeds (Common stock $8,150,903, Short-term notes $1,887,000, Options $525,934)	$10,563,837
Aggregate cost (Common stock $6,002,787, Short-term notes $1,887,000, Options $298,634)	8,188,421

Net realized gain	$2,375,416

Decrease in Net Unrealized Gain on Investments Year Ended December 31,	2007
Unrealized gain on investments
Balance, December 31, 2007	$13,656,240
Less Balance, January 1, 2007	8,586,287

Change in net unrealized gains	$5,069,953

Aggregate Cost of Securities Purchased Year Ended December 31,	2007
Common stocks	$4,763,086
Short-term notes	1,755,047

Total purchases	$6,518,133

Note 3. Fees and Other Transactions with Affiliates

Through June 1, 2007, Separate Account (B) paid fees to CAC for investment advisory and management services, under an advisory agreement (the “Former Advisory Agreement”). Under the Former Advisory Agreement, as compensation for the investment advisory services, Separate Account (B) paid CAC a monthly investment advisory fee computed at the annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). Also under the Former Advisory Agreement, CAC paid most of the fees and expenses of Separate Account (B) (except those fees and expenses attributable to the lending of portfolio securities and brokerage fees). In addition as compensation to CAC for bearing most of the fees and expenses associated with Separate Account (B), Separate Account (B) paid CAC a monthly service fee, computed at the annual rate of 0.33 of 1% of the average daily net asset value of Separate Account (B) (the “Service Fee”).

At the May 11, 2007 Annual Meeting of Separate Account (B) (the “Annual Meeting”), the Participants approved the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company which became effective as of June 1, 2007 (the “Amended Advisory Agreement”). Under the Amended Advisory Agreement, as of June 1, 2007 Separate Account (B) no longer pays CAC a Service Fee. Instead, Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B) including professional fees, Committee member fees, printing costs, and Fidelity Bond insurance. CAC continues to pay for fees and expenses related to the sale of units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) continues to pay CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). However, under the Former Advisory Agreement, CAC paid the compensation of the Committee Members not employed by CAC as part of those services for which CAC received an investment advisory fee. Under the Amended Advisory Agreement,

Separate Account (B) directly pays the compensation of the Committee Members not employed by CAC.

Also at the Annual Meeting, the Participants approved the revision to the investment policy regarding investments in investment companies. As a result, the assets of Separate Account (B) can be invested in securities contracts of investment companies, which charge advisory and administrative fees that are separate and in addition to the advisory fee charged by CAC. Under the Amended Advisory Agreement, CAC agreed to limit the amount of indirect expenses that Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.20 of 1% of the average daily net asset value of Separate Account (B) on any business day by having CAC reimburse Separate Account (B) for any indirect expenses in excess of this amount. Separate Account (B) did not invest in securities contracts of investment companies during the year ended December 31, 2007. No such reimbursement was required in 2007.

Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in unit transaction withdrawals in the Statement of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Fees and Expenses Paid to CAC Year Ended December 31,	2007
Investment advisory fees	$211,610
Service fees (through May 31)	56,022

Total fees charged to participants’ equity	267,632
Sales and administrative fees paid by participants	3,077

Total	$270,709

Note 4. Derivative Financial Instruments

Separate Account (B) enters into certain derivative financial instruments, namely call options.

Derivatives are carried at fair value, which generally reflects the estimated amounts that Separate Account (B) would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for all of Separate Account (B)’s derivatives.

The fair values associated with these instruments are generally affected by changes in the underlying stock price. The credit risk associated with these instruments is minimal as all transactions are cleared through Options Clearing Corporation.

CALL OPTIONS

Transactions in options written during the twelve months ended December 31, 2007 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2006	108	$36,395
Options written	2,700	489,540
Options bought back	(1,006)	(138,504)
Options expired	(1,802)	(387,431)

Options outstanding at December 31, 2007	0	$0

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Committee Members and the Participants of

Continental Assurance Company Separate Account (B)

Chicago, Illinois

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Continental Assurance Company Separate Account (B) (“Separate Account”) (a separate account of Continental Assurance Company, which is an affiliate of CNA Financial Corporation, an affiliate of Loews Corporation), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in participants’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2007, the results of its operations, the changes in its participants’ equity and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Chicago, Illinois

February 21, 2008

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by Continental Assurance Company, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee
Disinterested Committee Members

Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Age - 70	Committee Member	One Year Twenty-One Years	Financial Consultant	One	None

Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Age - 67	Committee Member	One Year Four Years	Retired since June 2003; prior thereto Senior Vice President of Computershare, Inc.	One	None

Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Age - 72	Committee Member	One Year Twenty Years	Chairman and Treasurer of Hudson Technology, Inc. (tooling and manufacturing) since January 2004; prior thereto President of Hudson Technology, Inc.	One	None
Interested Committee Members and Executive Officers*

Dennis R. Hemme 333 South Wabash Avenue Chicago, Illinois 60604 Age - 53	Committee Member and Chairman	One Year Five Years	Senior Vice President and Treasurer of CAC and Continental Casualty Company (“Casualty”) since April 2007; Vice President and Treasurer of CAC and Casualty from September 2003 to March 2007; prior thereto Assistant Vice President of CAC and Casualty.	One	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee

Marilou R. McGirr 333 South Wabash Avenue Chicago, Illinois 60604 Age - 54	Committee Member and Portfolio Manager	One Year Ten Years	Vice President and Assistant Treasurer of CAC and Casualty since September 2003; prior thereto; Vice President of CAC and Casualty; Portfolio Manager of Separate Account (B) since September 2002.	One	None

Lynne Gugenheim 333 South Wabash Avenue Chicago, Illinois 60604 Age - 48	Secretary of the Committee and Principal Executive Officer	One Year Thirteen Years	Senior Vice President and Deputy General Counsel of CAC and Casualty.	N/A	None

D. Craig Mense 333 South Wabash Avenue Chicago, Illinois 60604 Age - 55	Principal Financial and Accounting Officer of Separate Account (B)	N/A Three Years	Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer) of CAC and Casualty since November 2004; prior thereto President and Chief Executive Officer of Global Run-Off Operations for St. Paul Travelers since May 2004; from May 2003 to May 2004, Chief Operating Officer of the Gulf Insurance Group; from July 2002 to March 2003 Chief Financial and Administrative Officer (Personal Lines) of Travelers Property Casualty.	N/A	None

Michael P. Coffey 333 South Wabash Avenue Chicago, Illinois 60604 Age - 41	Chief Compliance Officer	One Year Three Years	Assistant Vice President and Assistant General Counsel of CAC and Casualty since April 2006; prior thereto Director and Senior Counsel of CAC and Casualty.	N/A	None

*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), by virtue of his/her employment with CAC.

EXAMPLE

As a participant of Separate Account (B), you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase payments, redemption fees (on HR-10 Plan Contracts) and exchange fees; and (2) ongoing costs, including investment management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Separate Account (B) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (from 7-1-07 to 12-31-07).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, on 403(b) Graded Deduction Contracts, a contract fee of $30 per year per participant is also charged. On HR-10 Plan Contracts, an individual accounting maintenance fee of $20 per participant is charged for the first year and $10 per year per participant is charged thereafter.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, on 403(b) Graded Deduction Contracts, a contract fee of $30 per year per participant is also charged. On HR-10 Plan Contracts, an individual accounting maintenance fee of $20 per participant is charged for the first year and $10 per year per participant is charged thereafter. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Return	Beginning Account Value 7-1-07	Ending Account Value 12-31-07	Expenses Paid During Period* 7-1-07 to 12-31-07
Actual	$1,000	$1,066.49	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.13
*	Expenses are equal to the Fund’s annualized expense ratio of .81% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING

Separate Account (B)’s proxy voting guidelines and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.

You may also obtain this report and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report. The Registrant undertakes to provide a copy of this Code of Ethics without charge to anyone who makes a written request to the Secretary of the Registrant at the following address:

Continental Assurance Company Separate Account (B)

333 South Wabash Avenue

Chicago, IL 60604

Attn: Secretary, 23S

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Committee of Registrant has determined that Richard T. Fox qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fox is considered “independent” as described for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant’s principal accountant (Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates) are listed below.

	2007	2006
Audit Fees Allocated to Registrant.	$50,700	$45,500
Audit-Related Fees Allocated to Registrant.	$0	$0
Tax Fees Allocated to Registrant.	$0	$0
All Other Fees Allocated to Registrant	$0	$0

Aggregate fees billed to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing service to the Registrant for the last two fiscal years for professional services rendered by the Registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$12,400,000	$13,100,000
Audit-Related Fees	$200,000	$700,000
Tax Fees	$0	$100,000
All Other Fees	$0	$0

Certain fees for 2006 have been adjusted to reflect additional amounts for audit and audit-related services performed and billed subsequent to the issuance of the Certified Shareholder Report for the period ending December 31, 2006.

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.

(e) (1) The Registrant’s Audit Committee is required to approve the engagement of the auditors and all non-audit services provided to the Registrant. The Audit Committee has established a pre-approval policy with regard to auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent registered public accountants, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. Under this policy, the Audit Committee annually pre-approves certain limited, specified recurring services which may be provided by the principal accountant. All other engagements for services to be performed by the principal accountant for Registrant must be separately pre-approved by the Audit Committee. The Audit Committee may also form and delegate authority to a subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than fifty percent.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $200,000 and $800,000, respectively.

(h) The Registrant’s audit committee has considered whether the provision by the Registrant’s principal accountant of non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence and determined that it was compatible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

Item 6.	SCHEDULE OF INVESTMENTS

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Committee.

Item 11.	CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

File the exhibits listed below as part of this Form.

(a) (1) Registrant’s Code of Ethics: Not applicable. Please see Item 2 above.

(a) (2) Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940: Attached hereto as EX-99.CERT.

(a) (3) Not applicable to the Registrant.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940: Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continental Assurance Company Separate Account (B)

By:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date:	March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ D. CRAIG MENSE
D. Craig Mense
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	March 4, 2008

By:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date:	March 4, 2008